U.S. SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                         __________________

                            FORM 8-K

                          CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Act of 1934



 Date of Report (Date of earliest event reported): 	August 26, 2003
                                                    --------------------


	               Cimbix Corporation
          ------------------------------------------------
       (Exact name of registrant as specified in its charter)

   Washington                   000-49955                  91-2060082
  ------------                 ------------               ------------
 (State or other            (Commission File          (I.R.S. Employer
  jurisdiction                  Number)               Identification No.)
  of incorporation)

   4911 Cabot Drive
   Richmond, British Columbia, Canada		         V7C 4J5
  -------------------------------------                  ---------
  (Address of principal executive offices)	        (Zip Code)


  Registrant's telephone number, including area code:	(604) 271-0755
                                                        ----------------
Former Name*:

            Corporate Development and Innovation, Inc.

*The name of the issuer was changed to Cimbix Corporation by means of Articles of Amendment to the Articles of Incorporation effective August 26, 2003.

INFORMATION TO BE INCLUDED IN THE REPORT

                                                           Page
                                                          -------
Item 5.  Other Events	                                     3

Item 7.  Financial Statements and Exhibits                   3

SIGNATURES	                                             3

ITEM 5.  OTHER EVENTS

Amendment of Articles of Incorporation changing name of Issuer

The Articles of Incorporation of Corporate Development and Innovation Inc., a Washington corporation (the "Company") were amended by the Board of Directors of the Company on August 12, 2003 changing the name of the Company to Cimbix Corporation. Under Washington law, a shareholder vote was not required. The Articles of Amendment to the Articles of Incorporation effecting the name change were filed with the Secretary of State of the State of Washington on August 26, 2003.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

Exhibits

Exhibit No. Description
--------------------------------------------------------------------
3.1 Articles of Amendment to Articles of Incorporation of Corporate Development and Innovation Inc. filed on August 26, 2003 changing name to Cimbix Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cimbix Corporation


August 27, 2003				By:  /s/ Andrew Willoughby
----------------                           -------------------------
(Date)					Name:	Andrew Willoughby
                                        Its:    Chief Executive Officer

EXHIBIT INDEX


Exhibit No.  Description
------------------------------------------------------------------------
3.1 Articles of Amendment to Articles of Incorporation of Corporate Development and Innovation Inc. filed on August 26, 2003 changing the name of the corporation to Cimbix Corporation